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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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40|86 Strategic Income Fund

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11815 NORTH PENNSYLVANIA STREET
CARMEL, INDIANA 46032

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 12, 2007

To our Shareholders:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders (“Meeting”) of 40|86 Strategic Income Fund (the “Fund”), will be held at the office of 40|86 Advisors, Inc., 535 College Drive, Building K, Carmel, Indiana, at 11:00 a.m., local time on December 12, 2007, for the following purposes:

1.	To elect two (2) Trustees to serve for a Class II term ending in 2010, or until their successors are duly elected and qualified; and

2.	To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

These items are discussed in greater detail in the attached Proxy Statement.

Only shareholders of record at the close of business on November 9, 2007 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

By Order of the Trustees
Jeffrey M. Stautz, Secretary

November 13, 2007
Carmel, Indiana

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

11815 North Pennsylvania Street
Carmel, Indiana 46032

PROXY STATEMENT

This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees of the 40|86 Strategic Income Fund (the “Fund”) for the Annual Meeting of Shareholders (the “Meeting”) to be held at the office of 40|86 Advisors, Inc. (“40|86” or the “Advisor”), 535 College Drive, Building K, Carmel, Indiana on December 12, 2007, at 11:00 a.m., local time, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Shareholders of record at the close of business on November 9, 2007 (“Record Date”) are entitled to be present and to vote at the Meeting. Each share of beneficial interest of the Fund (“Share”) is entitled to one vote and each fractional Share shall be entitled to a proportionate fractional vote, except that Shares held in the treasury of the Fund as of the Record Date shall not be voted. Shares represented by executed and unrevoked proxy cards will be voted in accordance with the specifications made thereon. Returned proxy cards that are unmarked will be voted in favor of the nominees for Trustee (“Nominees”), and at the discretion of the proxyholders on any other matter that may properly have come before the Annual Meeting or any adjournments thereof.

If the enclosed proxy card is executed and returned, it nevertheless may be revoked by another proxy card or by letter directed to the Fund. To be effective, such revocation must be received prior to the Meeting and indicate the shareholder’s name. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The solicitation of proxies will be made primarily by mail. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions.

The holders of a majority of the Shares issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall be requisite and shall constitute a quorum for the transaction of business. In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote at the Meeting shall have the power to adjourn the Meeting from time to time. Action on any matter, including the election of Fund Trustee, requires the approval of a majority of Shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present. Any adjourned meeting may be held as adjourned without further notice. At any adjourned meeting at which a quorum shall be present, any business may be transacted as if the meeting had been held as originally called.

As of the Record Date, November 9, 2007, there were 6,839,660.776 Shares of the Fund Outstanding. To the Fund’s knowledge, no shareholder beneficially owned five percent or more of the Fund’s outstanding Shares on that date. The Fund mailed to shareholders a copy of its annual report for the last fiscal year on August 22, 2007. Should you require an additional annual report, the Fund will furnish the annual report to you without charge upon your request. Such requests should be directed to the Fund at 11815 North Pennsylvania Street, Carmel, Indiana 46032, Attention: Jeffrey M. Stautz, Fund Secretary.

The principal executive offices of the Fund are located at 11825 North Pennsylvania, Carmel, Indiana 46032. The Fund’s Advisor is located at 535 College Drive, Carmel, Indiana 46032.

ANNUAL ELECTION OF TRUSTEES BY SHAREHOLDERS

In accordance with the Fund’s Amended Declaration of Trust (“Declaration of Trust”), the Fund’s Board of Trustees (the “Board”) is divided into three classes: Class I, Class II and Class III, as nearly equal in number as possible. Each Class serves for three years, with one Class being elected each year upon expiration of its term. The Board is currently comprised of five Trustees apportioned among the Classes as indicated below:

Class I:    Ms. Hamilton and Mr. Neff (whose terms expire in 2009)

Class II:   Ms. Kurzawa and Mr. Plump (whose terms expire in 2007)

Class III:  Mr. Otto (whose term expires in 2008)

At the Meeting, shareholders will be asked to elect two Class II Trustees to hold office until the year 2010 Annual Meeting of Shareholders or until their respective successors are elected and duly qualified. Ms. Kurzawa is considered an “interested person” of the Fund as that term is defined under the Investment Company Act of 1940, as amended (“1940 Act”) due to her employment with the Advisor and its affiliates. Mr. Plump is not considered an “interested person” as that term is defined in the 1940 Act (“Independent Trustee”).

At the August 23, 2007 board meeting, the Board, including a majority of the Independent Trustees, nominated Ms. Kurzawa and Mr. Plump to be re-elected by the Fund’s shareholders at the Meeting.

Mr. Jeffrey M. Stautz, Mr. Joseph P. Clarke and Mr. Karl W. Kindig, the persons named on the accompanying proxy card, intend to vote each received proxy for the election of the Nominees, unless shareholders specifically indicate on their proxy card the desire to withhold authority to vote for election to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person of their choice as nominee.

The following information regarding Ms. Kurzawa and Mr. Plump (“the Nominees”) and each Trustee whose term will continue after the Meeting, includes such person’s age, positions with the Advisor (if any), principal occupation and business experience for the last five years, and the number of years each has served as a Trustee. No Trustee or Nominee is related to any other.

		TERM OF		NUMBER
		OFFICE	PRINCIPAL	OF 40|86
		AND	OCCUPATION	FAMILY OF
		LENGTH	AND	FUNDS AND
NAME OF TRUSTEE		OF TIME	BUSINESS	PORTFOLIOS	PUBLIC
OR NOMINEE	AGE	SERVED	EXPERIENCE	OVERSEEN**	DIRECTORSHIPS
NOMINEES

Class I: Term Expires 2009 Independent Trustee Nominees

DIANA H. HAMILTON	51	Chairman of the Board Since December 2005 and Trustee Since December 2004	President, Sycamore Advisors, LLC, a municipal finance advisory firm. Formerly, State of Indiana Director of Public Finance. Formerly, Trustee of one other investment company managed by the Advisor.	2 registered investment companies consisting of 6 portfolios until May 2, 2007. Thereafter, 1 registered investment company consisting of one portfolio.	None

R. MATTHEW NEFF	52	Trustee Since December 2004	President and Chief Executive Officer, Clarian Health Ventures, a venture capital fund. Formerly, Chairman and Chief Executive Officer of Senex Financial Corp. Formerly, Trustee of one other investment company managed by the Advisor.	2 registered investment companies consisting of 6 portfolios until May 2, 2007. Thereafter, 1 registered investment company consisting of one portfolio.	None

OTHER TRUSTEES

Class II: Term Expires 2007 Independent Trustee

STEVEN R. PLUMP	54	Trustee Since June 2006.	President and Chief Executive Officer, INphoton, a preclinical research organization. Formerly, Group Vice President, Global Marketing and Sales and Chief Marketing Officer of Eli Lilly Company. Formerly, Trustee of one other investment company managed by the Advisor.	2 registered investment companies consisting of 6 portfolios until May 2, 2007. Thereafter, 1 registered investment company consisting of one portfolio.	None

		TERM OF		NUMBER
		OFFICE	PRINCIPAL	OF 40|86
		AND	OCCUPATION	FAMILY OF
		LENGTH	AND	FUNDS AND
NAME OF TRUSTEE		OF TIME	BUSINESS	PORTFOLIOS	PUBLIC
OR NOMINEE	AGE	SERVED	EXPERIENCE	OVERSEEN**	DIRECTORSHIPS
Interested Trustee

AUDREY L. KURZAWA*	40	President and Trustee Since June 2005. Assistant Treasurer since August 2007. Formerly, Treasurer Since October 2002.	President and Trustee of the Trust; Certified Public Accountant; Senior Vice President and Controller, Advisor. Formerly, President and Trustee of one other investment company managed by the Advisor.	2 registered investment companies consisting of 6 portfolios until May 2, 2007. Thereafter, 1 registered investment company consisting of one portfolio.	None

Class III: Term Expires 2008 Independent Trustee

VINCENT J. OTTO	48	Trustee Since December 2005 Audit Committee Financial Expert Since February 2006.	Chief Executive Officer, Commerce Street Venture Group a diversified private equity firm. President KLO Services, Inc. Director and Chief Executive Officer, AgOne Lending LLC. Director, Legends Motor Worldwide; Director, IStreamPlanet. Formerly, Executive Vice President and Chief Financial Officer of Waterfield Mortgage Company and Union Federal Bank. Formerly, Director of Federal Home Loan Bank of Indianapolis. Formerly Trustee of one other investment company managed by the Advisor.	2 registered investment companies consisting of 6 portfolios until May 2, 2007. Thereafter, 1 registered investment company consisting of one portfolio.	None

*	The Trustee so indicated is considered an “interested person,” of the Fund as defined in the 1940 Act, due to her employment with the Advisor and its affiliates.
**	The 40|86 Family of Funds consists of 40|86 Strategic Income Fund and prior to its closing on May 2, 2007, the 40|86 Series Trust.

All Trustees and officers have a mailing address c/o 40|86 Advisors, Inc., 535 College Drive, Carmel, IN 46032.

Compensation of Trustees
Each Independent Trustee receives an annual retainer fee of $7,500 and a meeting fee of $1,500 for each Board meeting. For each separate committee meeting (that is, a committee meeting not conducted in conjunction with a Board meeting), each Independent Trustee receives $750. Additionally, each Independent Trustee receives a fee of $500 for attending each telephonic Board and separate committee meeting. The Chairman of the Board receives an additional per-meeting fee of $375 for in-person Board meetings. The Fund also reimburses each Independent Trustee for travel and out-of-pocket expenses. The Advisor pays all compensation of officers and Trustees of the Fund who are affiliated with the Advisor.

The Fund does not pay any other remuneration to its officers and Trustees, and the Fund does not have a bonus, pension, profit-sharing or retirement plan.

During the Fund’s fiscal year ended June 30, 2007, the Board held four Board meetings, two Audit Committee meetings, one Nominating Committee meeting and one Compensation Committee meeting. Each of the Trustees then in office attended at least 75% of the aggregate of the total number of meetings of the Board and committee meetings held during the fiscal year.

The aggregate amount of compensation paid to each Independent Trustee by the Fund for the fiscal year ended June 30, 2007, and by all funds in the 40|86 Family of Funds for which such Trustee was a Board member (the number of which is set forth in parenthesis next to each Trustee’s total compensation) was as follows:

		TOTAL COMPENSATION
	AGGREGATE	FROM FUND AND
	COMPENSATION	FUND COMPLEX
NAME OF TRUSTEE/NOMINEE	FROM FUND*	PAID TO TRUSTEE**

Independent Trustees/Nominee
Diana H. Hamilton	$15,750	$33,750	(6)
R. Matthew Neff	$14,250	$30,750	(6)
Vincent J. Otto	$14,250	$30,750	(6)
Steven R. Plump	$13,750	$29,750	(6)
Interested Trustee and Officers
Audrey L. Kurzawa	$0	$0
Jeffrey M. Stautz	$0	$0
Joseph P. Clarke	$0	$0

*	There were no reimbursed expenses paid to the Trustees for attending Board meetings.
**	Represents total compensation from all investment companies in the fund complex, including the Fund and 40|86 Series Trust, which closed May 2, 2007, for which the Trustee or Officer serves or served as a Board Member.

The table below indicates the dollar range of each Trustee’s and Nominee’s ownership of Fund shares and shares of other funds in the 40|86 Fund Complex, in each case as of September 12, 2007.

TRUSTEES	FUND SHARES	40|86 FUND COMPLEX

Independent Trustees/Nominees
Diana H. Hamilton	None	None
R. Matthew Neff	None	None
Vincent J. Otto	None	None
Steven R. Plump	None	None
Interested Trustee*
Audrey L. Kurzawa	None	None

*	The Trustees so indicated are considered “interested persons,” of the Fund as defined in the 1940 Act, due to their employment with the Advisor and its affiliates.

For the preceding five years, to the knowledge of the Fund, none of the Independent Trustees, nor his or her immediate family members, beneficially owned any class of securities in, or had any direct or indirect business relationships with, the Advisor, the Fund’s independent registered public accountants, nor any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor of the Fund.

To the knowledge of the Fund’s management, as of the Record Date, the Trustees and officers of the Fund owned an aggregate of less than one percent of the outstanding shares of the Fund.

Audit Committee
The Fund has an Audit Committee comprised of all of the Independent Trustees who are independent and financially literate as defined in Section 303A of the listing standards of the New York Stock Exchange (NYSE). During the fiscal year ended June 30, 2007, the Audit Committee held two meetings. The Board has determined in accordance with Section 303A that Mr. Otto possesses accounting or related financial management expertise and qualifies as an “audit committee financial expert.” The principal responsibilities of the Audit Committee are to (1) review and recommend to the Board for its consideration the Fund’s independent registered public accountants; (2) review with the independent registered public accountants the scope and performance of the audit; (3) discuss with the independent registered public accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent registered public accountants; (4) review on a periodic basis a formal written statement from the independent registered public accountants with respect to their independence, and discuss with the independent registered public accountants any relationships or services disclosed in the statement that may impact their objectivity and independence; and (5) consider the comments of the independent registered public accountants and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls.

The Fund adopted an amended Audit Committee Charter (the “Charter”) on August 19, 2004. In accordance with proxy rules promulgated by the Securities and Exchange Commission (“SEC”), a fund audit committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Audit Committee Charter for the Fund is being filed as Exhibit A to this proxy statement. The Fund’s Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLC (“PwC”), Independent Registered Public Accounting Firm to the Fund.

Representatives of PwC are not expected to be present at the Annual Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available by telephone to respond to appropriate questions.

The Report of the Audit Committee, dated August 23, 2007 is attached as Exhibit B to this proxy statement.

Set forth in the tables below are fees billed by PwC to the Fund for the Fund’s last two fiscal years ended June 30:

2006

Audit Fee	Audit Related Fees	Tax Fees	Other Fees
$23,700	$0	$3,000	$0

2007

Audit Fee	Audit Related Fees	Tax Fees	Other Fees
$21,750	$0	$2,950	$0

The Audit Committee approved the tax related services listed above and determined that the provision of such services is compatible with PwC maintaining its independence. PwC’s tax services include reviewing both federal and state income tax returns.

The Audit Committee is required to pre-approve permitted non-audit services provided by PwC to the Advisor and certain of its affiliates to the extent that the services related directly to the operations and financial reporting of the Fund. No such non-audit services were provided by PwC during the Fund’s 2006 or 2007 fiscal years.

The aggregate fees paid by the Fund, its Advisor and certain of its affiliates to PwC for non-audit services that did not require Audit Committee pre-approval totaled approximately $58,000 for 2006 and $64,645 for 2007. These services and fees were disclosed to the Audit Committee subsequent to the engagement of PwC to audit the Fund’s financial statements. The Audit Committee has determined that the provision of these services is compatible with maintaining PwC’s independence.

Nominating Committee
The Trust has a Nominating Committee comprised of all of the Independent Trustees. The Nominating Committee is responsible for nominating individuals to serve as Trustees, including as Independent Trustees. Each member of the Nominating Committee must be an Independent Trustee. During the fiscal year ended June 30, 2007, the Nominating Committee held one meeting.

Information Regarding the Fund’s Process for Nominating Trustee Candidates
Nominating Committee Charter. The Nominating Committee has a written charter. A copy of the Fund’s Nominating Committee Charter is attached as Appendix C to this proxy statement.

Nominee Qualifications. The Committee requires that Trustee candidates have a college degree or equivalent business experience. While there is no formal list of qualifications, the Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, integrity, and substantive knowledge in areas important to the Board of Trustees’ operations, such as background or education in finance, auditing, marketing, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, they must be independent from the Advisor, its affiliates and other principal service providers. The Nominating Committee also considers whether the prospective candidates’ workloads would allow them to attend meetings of the Board of Trustees, be available for service on Board committees, and devote the time and effort necessary to attend to Board matters and the rapidly changing regulatory environment in which the Trust operates.

Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Nominating Committee’s (or the Board’s) perceptions about future issues and needs.

Identifying Nominees. In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Advisor, and (iv) any other source the Committee deems to be appropriate, including shareholders. Resumes of candidates may be sent to the Secretary of the Trust at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates. The Nominating Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Nominating Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Nominating Committee members would be arranged. If the Nominating Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with all Trustees for input. The Trust has not paid a fee to third parties to assist in finding the current Nominees. The Nominating Committee may consider candidates proposed by personnel of the Advisor or its affiliates.

Other Committees

Compensation Committee
The Trust has a Compensation Committee comprised of all of the Independent Trustees. The Compensation Committee periodically reviews and evaluates the compensation of the Independent Trustees and recommends any appropriate changes, as necessary. During the fiscal year ended June 30, 2007, the Compensation Committee held one meeting.

Trustee Attendance at the Shareholder Meeting
The Fund has no formal policy regarding Trustee attendance at shareholder meetings. None of the Fund’s Independent Trustees attended the Annual Meeting held in December 2006. The President of the Fund, who is also a Trustee, attended the Annual Meeting held in December 2006.

The Fund’s Board of Trustees, Including the “Independent” Trustees,
Recommends that Shareholders Vote “For” the Election of Each of the
Nominees to Serve as Trustees of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the officers and Trustees of the Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and NYSE. Officers, Trustees and greater than ten percent stockholders of the Fund are required by SEC regulations to furnish the Fund with copies of all filed Forms 3, 4 and 5.

Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Trustees, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the 1940 Act (i.e. any advisory board member, investment adviser or affiliated person of the Advisor) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

OTHER MATTERS

If a proxy card is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy card from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, “Abstentions”), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Massachusetts law, Abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining “votes cast” on an issue.

The Fund’s Board is not aware of any other matter, which may come before the meeting. However, should any such matter with respect to the Fund properly come before the meeting, it is the intention of the proxy holders to vote the proxy in accordance with their judgment on any such matter.

The Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record. The Fund will reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers of the Fund and employees of the Advisor and its affiliates, without additional compensation, may solicit proxies in person, by telephone or otherwise.

The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally, by telephone, by telegraph, or by electronic transmission (e-mail).

SHAREHOLDERS COMMUNICATIONS AND PROPOSALS

Shareholder Communications
Shareholders may send written communications to the Fund’s Board of Trustees or to an individual Trustee by mailing such correspondence to the Secretary of the Fund (addressed to 11815 North Pennsylvania Street, Carmel, Indiana 46032). Such communications must be signed by the shareholder and identify the number of Shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board of Trustees or to the individual Trustee. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act, as amended, must continue to meet all the requirements of Rule 14a-8.

Shareholder Proposals
Proposals that shareholders wish to include in the Fund’s proxy statement for the Fund’s next Annual Meeting of Shareholders must be received by the Fund at the principal executive offices of the Fund at 11815 North Pennsylvania Street, Carmel, Indiana 46032 no later than June 30, 2008, and must satisfy the other requirements of the federal securities laws.

EXECUTIVE OFFICERS OF THE FUND

NAME AND POSITION		PRINCIPAL OCCUPATION AND BUSINESS
WITH THE FUND	AGE	EXPERIENCE FOR THE LAST FIVE YEARS
Audrey L. Kurzawa, President since June 2005 and Assistant Treasurer since August 2007. Formerly, Treasurer since October 2002	40	President and Trustee of the Trust; Certified Public Accountant; Vice President and Controller, Advisor. President and Trustee of one other investment company managed by the Advisor.

Jeffrey M. Stautz, Secretary and Chief Legal Officer since May 2005	49	Vice President, General Counsel, Chief Compliance Officer and Secretary, Advisors. Formerly, Secretary and Chief Legal Officer of one other mutual fund managed by the Advisor. Previously, Partner of Baker & Daniels, LLP.

Joseph P. Clarke, Treasurer since August 2007	47	Vice President and Assistant Treasurer, Conseco Services, LLC since 2003.

ADDITIONAL INFORMATION

40|86 Advisors, Inc., located at 535 College Drive, Carmel, Indiana 46032, serves as the Fund’s investment adviser.

Computershare Trust, N.A., located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s transfer agent. U.S. Bancorp Fund Services, LLC serves as the Fund’s accounting servicing agent.

NOTICE TO BANKS, BROKER/DEALERS VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Fund, in care of Computershare Trust, N.A., whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: November 13, 2007

EXHIBIT A
40|86 Strategic Income Fund (“Fund”)

AUDIT COMMITTEE CHARTER

Adopted August 19, 2004

I.	Audit Committee Membership and Qualifications

The Audit Committee shall consist of at least three members appointed by the Board. The Board may replace members of the Audit Committee for any reason.

No member of the Audit Committee shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Fund’s Board of Directors/Trustees (“Board”) or a committee of the Board. Each member of the Audit Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise as the Board interprets such qualification in its business judgment.

The Board shall determine annually whether any member of the Audit Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

(b) to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Fund’s financial statements and the independent audit thereof;

(c) to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d) to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors;

(e) to act as a liaison between the Fund’s independent auditors and the full Board: and

(f) to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of directors/trustees.

(g) to assist Board oversight of the Fund’s internal audit function (if any).

III.	The independent auditors for the Fund shall report directly to the Audit Committee. Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, to recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act) the selection, retention or termination of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor’s qualifications, performance and independence, the Audit Committee must, among other things obtain and review a report by the auditor, at least annually, describing the following items:

(i) all relationships between the independent auditor and the Fund, as well as the Fund’s investment adviser or any control affiliate of the adviser that provides ongoing services to the Fund;

(ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken t o deal with any such issues; and

(iii) the auditor’s internal quality-control procedures.

(b) to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

(c) to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s auditors to provide any of the services described in (b) above;

(d) to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(e) to consider whether the non-audit services provided by the Fund’s auditor to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence;

(f) to review the arrangements for and scope of the annual audit and any special audits;

(g) to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

(h) to consider information and comments from the auditors with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund’s accounting and financial reporting;

(i) to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, to review the auditors’ opinion on the Fund’s financial statements and to discuss with management and the independent auditor the Fund’s annual audited financial statements and other periodic financial statements, including the Fund’s disclosures under “Management’s Discussion of Fund Performance”;

(j) to resolve disagreements between management and the auditors regarding financial reporting;

(k) to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto;

(l) to review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund’s internal control over financial reporting;

(m) to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Fund of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

(n) to discuss generally the Fund’s earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies (if any), e.g., the types of information to be disclosed and the type of presentation to be made;

(o) to review in a general manner, but not as a committee to assume responsibility for, the Fund’s processes with respect to risk assessment and risk management;

(p) to set clear policies relating to the hiring by entities within the Fund’s investment company complex of employees or former employees of the independent auditors;

(q) to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;

(r) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

(s) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deem necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund or series, as appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV.	Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor’s responsibility to plan and carry out a proper audit. Specifically, Fund’s management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the term of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the director is not a member.

V.	Operations of the Audit Committee

(a) The Audit Committee shall meet on a regular basis and at least one time annually and is empowered to hold special meetings, as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

(b) The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s bylaws.

(c) The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

(d) The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management, the Fund’s internal auditors or other personnel responsible for the Fund’s internal audit function (if any) and the Fund’s independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund- related matters.

(e) The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

(f) The Audit Committee may select one of its members to be the chair and may select a vice chair.

(g) A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(h) The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

(i) The Audit Committee shall evaluate its performance at least annually.

EXHIBIT B
40|86 Strategic Income Fund

REPORT OF THE AUDIT COMMITTEE

The role of the Audit Committee is to assist the Board of Trustees in its oversight of the 40|86 Strategic Income Fund (the “Fund”) financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently amended and approved by the Board on August 19, 2004. Additionally, the Audit Committee reviewed the Charter at its August 23, 2007 meeting and concluded that no amendments or changes were necessary. A copy of the Audit Committee Charter was filed as Exhibit A to the Fund’s proxy statement filed with the Securities and Exchange Commission on December 8, 2004. As set forth in the Charter, management of the Fund is responsible for maintaining appropriate systems for accounting and internal controls. The Fund’s independent registered accounting firm is responsible for planning and conducting an audit to determine whether the financial statements present fairly in all material respects the financial position and results of the operations of the Fund.

PricewaterhouseCoopers, LLP (“PwC”) was the Independent Registered Public Accountants for the Fund for the fiscal year ended June 30, 2007. In performing its oversight function, the Audit Committee reviewed and discussed the audited financial statements for the Fund’s fiscal year ended June 30, 2007 with Fund management and PwC. The Audit Committee discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as modified or supplemented. The Audit Committee also received the written disclosures from PwC required by Independence Standards Board Standard No. 1, INDEPENDENT DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect. Finally, the Committee considered whether the provision by PwC relating to non-audit services to the Fund, or of professional services to the Advisor and those affiliates thereof that provide services to the Fund, is compatible with maintaining PwC’s independence and has discussed with PwC its independence. PwC has not provided to the Fund, the Advisor or those affiliates thereof that provide services to the Fund, any information technology services relating to financial information design and implementation or internal audit services.

Members of the Fund’s Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on, and makes no independent verification of, the facts presented and the representations made to it by Fund management and PwC. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the Fund’s audited financial statements and the discussions referred to above with Fund management and PwC, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended the inclusion of the Fund’s audited financial statements for the year ended June 30, 2007 in the Fund’s Annual Report dated June 30, 2007.

At a meeting held on August 23, 2007, upon the recommendation of the Audit Committee, a majority of the Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940 (the “1940 Act”)) selected PwC as Independent Registered Public Accountants for the Fund for the fiscal year ending June 30, 2008. It is expected that representatives of PwC will not be present at the Meeting, but will be available by telephone to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of PwC as independent auditors.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND:

Vince J. Otto, Chairman of Audit Committee
Diana H. Hamilton, Chairman of the Board
R. Matthew Neff
Steven R. Plump

EXHIBIT C

NOMINATING COMMITTEE CHARTER

The Board of Trustees (the “Board”) of 40|86 Strategic Income Fund (the “Fund”) has adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of the Board.

Statement of Purpose and Responsibility

The selection and nomination of the independent Trustees of the Fund is committed to the discretion of the then independent Trustees of the Fund. The primary purpose and responsibility of the Committee is the screening and nomination of candidates for election to the Board as independent trustee.

Organization and Governance

The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not fewer than two (2) Trustees. The Committee must consist entirely of Board members who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee of the Board determines necessary or appropriate in accordance with the Fund’s Bylaws.

Qualifications for Trustee Nominees

The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, and (iv) ability, judgment and experience.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by on or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser, and (iv) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

.NNNNNNNNNNNN 40|86 STRATEGIC INCOME FUND NNNNNNNNNNNNNNN C123456789 000004000000000.000000 ext000000000.000000 ext NNNNNNNNN000000000.000000 ext000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY)000000000.000000 ext000000000.000000 ext ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown inX this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 3PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Election of Class II Trustees — The Board of Directors recommends a vote FOR all the nominees listed. 1. Nominees:For WithholdFor Withhold+ 01 — Audrey L. Kurzawa02 — Steven R. Plump 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment or adjournments. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, administrator, trustee or guardian, please give full title. Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. C 1234567890J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN2 0 A V0 1 5 4 3 6 1MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + <STOCK#>00SOZC

3PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — 40|86 STRATEGIC INCOME FUND ANNUAL MEETING OF SHAREHOLDERS — December 12, 2007 The undersigned shareholder of 40|86 Strategic Income Fund (the “Fund”) hereby appoint(s) Jeffrey M. Stautz, Joseph P. Clarke and Karl W. Kindig, or any of them, attorneys with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest (the “shares”) of the Fund standing in the name of the undersigned at the close of business on November 9, 2007 at the Annual Meeting of Shareholders of the Fund to be held at the 40|86 Advisors, Inc. Offices, 5 35 N. College Drive, Building K, Carmel, Indiana on December 12, 2007 at 11:00 a.m. local time, and any and all adjournments thereof; with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE TO: Proxy Services, C/O Computershare Investor Services, PO Box 43101, Providence RI 02940-5067 IMPORTANT: No matter how many shares you own, please sign, date and mail your proxy IMMEDIATELY. To hold the meeting, a majority of the shares eligible to vote is required by law to be represented. Therefore, it is important that you vote now so that your Fund will not have to bear the unnecessary expense of another solicitation of proxies. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. This Proxy is solicited by the Board of Trustees and will be voted “FOR” election of the proposed Trustees listed on the reverse side, unless otherwise indicated. CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE

.NNNNNNNNNNNN 40|86 STRATEGIC INCOME FUND NNNNNNNNN Using a black ink pen, mark your votes with an X as shown inX this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 3PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Election of Class II Trustees — The Board of Directors recommends a vote FOR all the nominees listed. 1. Nominees:For WithholdFor Withhold+ 01 — Audrey L. Kurzawa02 — Steven R. Plump 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment or adjournments. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, administrator, trustee or guardian, please give full title. Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. 1 U P X0 1 5 4 3 6 2+ <STOCK#>00SP0C

3PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — 40|86 STRATEGIC INCOME FUND ANNUAL MEETING OF SHAREHOLDERS — December 12, 2007 The undersigned shareholder of 40|86 Strategic Income Fund (the “Fund”) hereby appoint(s) Jeffrey M. Stautz, Joseph P. Clarke and Karl W. Kindig, or any of them, attorneys with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest (the “shares”) of the Fund standing in the name of the undersigned at the close of business on November 9, 2007 at the Annual Meeting of Shareholders of the Fund to be held at the 40|86 Advisors, Inc. Offices, 5 35 N. College Drive, Building K, Carmel, Indiana on December 12, 2007 at 11:00 a.m. local time, and any and all adjournments thereof; with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE TO: Proxy Services, C/O Computershare Investor Services, PO Box 43101, Providence RI 02940-5067 IMPORTANT: No matter how many shares you own, please sign, date and mail your proxy IMMEDIATELY. To hold the meeting, a majority of the shares eligible to vote is required by law to be represented. Therefore, it is important that you vote now so that your Fund will not have to bear the unnecessary expense of another solicitation of proxies. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. This Proxy is solicited by the Board of Trustees and will be voted “FOR” election of the proposed Trustees listed on the reverse side, unless otherwise indicated. CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE